Exhibit 10.15

FIRST AMENDMENT TO MASTER VIDEO LOTTERY TERMINAL CONTRACT, AS
PREVIOUSLY AMENDED

This First Amendment to Master Video Lottery Contract, as previously amended (“First Amendment”) is made and entered into on this 21st day of December, 2010, by and between the Division of Lotteries of the Rhode Island Department of Revenue, an agency of the State of Rhode Island (formerly known as the Division of Lotteries of the Rhode Island Department of Administration), with its principal address at 1425 Pontiac Avenue, Cranston, Rhode Island 02920 (the “Division”), and Newport Grand, LLC, a Rhode Island Limited Liability Company, with its principal address at 150 Admiral Kalbfus Road, Newport, Rhode Island 02840 (“Newport Grand”), and amends that certain Master Video Lottery Terminal Contract by and between the Division and Newport Grand dated as of November 23, 2005 and amended by Amendment dated January 25, 2006 (collectively the “Master Contract”). The Division and Newport Grand are referred to herein collectively as the “Parties” and individually, as a “Party.” This First Amendment shall take effect as set forth in Section 2 below.

WITNESSETH:

WHEREAS, the Division, as successor-in-interest to the Division of Lotteries of the Rhode Island Department of Administration (the “Former Lottery Division”) and Newport Grand are parties to the Master Contract;

WHEREAS, during the 2010 Session of the Rhode Island Legislature, the State of Rhode Island enacted into law House Bill 2010 - H8157, as amended, entitled “An Act Relating to Authorizing the First Amendments to the Master Video Lottery Terminal Contracts,” signed by the Governor of Rhode Island on May 27, 2010 (the “2010 VLT Contracts Act”) (Copy attached hereto as Exhibit A); and

WHEREAS, pursuant to Part B, Section 4(a) and (b) and Section 4(f)(4) in Section 6 and 7 of the 2010 VLT Contracts Act, the Division and Newport Grand are, as applicable, expressly authorized and empowered to enter into a First Amendment to the Master Contract, which amendments are set forth in this First Amendment and this First Amendment is, accordingly, the “First Amendment” as that term is defined in Part B, Section 2(d) of the 2010 VLT Contracts Act.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual promises, covenants, obligations, and conditions herein contained, Newport Grand and the Division hereby agree as follows,

1.           Definitions and Interpretation

1.1           Any references to the “Agreement” contained in this First Amendment and the Master Contract are, or shall be deemed to be, references to the Master Contract as amended and extended by this First Amendment.

1.2           The Parties hereby acknowledge and agree that the facility known on the date of the Master Contract as Newport Grand Jal Alai, located at 150 Admiral Kalbfus Road, Newport, Rhode Island, 02840, and defined in the Master Contract as “Newport Grand Jai Alai” is now known as “Newport Grand.” All references to “Newport Grand Jai Alai” contained in the Master Contract shall be interpreted to mean “Newport Grand.”

1.3           The Parties further acknowledge and agree that the Division has assumed all of the Former Division of Lotteries’ rights and obligations under the Master Contract, and all references to the “Division” contained in the Master Contract shall be interpreted to mean the Division, as that term is defined in the preamble of this First Amendment.

1.4           Capitalized terms not defined in this First Amendment shall have the meanings given them in the Newport Grand Master Contract or in Part B, Section 2 of the 2010 VLT Contracts Act, as applicable; provided however, if the same term is defined or identified differently in the Newport Grand Master Contract and in the 2010 VLT Contracts Act, the definition in the 2010 VLT Contacts Act shall govern.

2.           Conditions Precedent to This First Amendment becoming Effective

This First Amendment shall become effective as of November 23, 2010, (the “First Amendment Effective Date”).

3.           Extension of Term

3.1           Pursuant to Part B, Section 4(a)(i) of the 2010 VLT Contracts Act, Newport Grand had the right to and did exercise its option to extend the term of the Master Contract for the First Extension Term, which First Extension Term commenced on November 23, 2010 and shall continue through and including November 23, 2015.

3.2           Pursuant to Part B, Section 4(a)(i) of the 2010 VLT Contracts Act, Newport Grand shall have the right and option to further extend the term of the Master Contract as amended by this First Amendment for the Second Extension Term, which Second Extension Term would commence in November 23, 2015, and continue through and including November 23, 2020; provided however, except as provided in Part B, Section 4(a)(vii) of the 2010 VLT Contracts Act, the exercise of the option to extend said Newport Grand Master Contract for the Second Extension Term shall be subject to the terms and conditions of Section 2.3 of the Master Contract; provided further however, as provided in Part B, Section 4(a)(i) of the 2010 VLT Contracts Act, said Section 2.3B of the Newport Grand Master Contract is hereby amended such that with respect to Newport Grand’s exercise of the Second Extension Term, Newport Grand shall be required to certify to the Division that (i) there are 180 full time equivalent employees at the Newport Grand facility on the date of the exercise of the option for the Second Extension Term; and (ii) for the one-year period preceding the date said Second Extension Term option is exercised, there had been 180 full-time equivalent employees on average, as the term full-time equivalent employee is defined in Section 2.3B of the Newport Grand Master Contract and as confirmed by the Rhode Island Department of Labor and Training.

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4.           Promotional Points Program

4.1           Pursuant to and in accordance with Part B, Section 4(a)(ii) of the 2010 VLT Contracts Act, Newport Grand is authorized to conduct a Promotional Points Program as that term is defined in Part B, Section 2(i) of the 2010 VLT Contracts Act. The terms and conditions of the Promotional Points Program shall be established from time to time by the Division, with such terms to include, but not be limited to, a State fiscal year audit of the Promotional Points Program, the cost of which audit shall he borne by Newport Grand. The approved amount of the Promotional Points Program shall not exceed four percent (4%) of the amount of net terminal income of the prior Marketing Year as that term is defined in the Part B, Section 2(g) of the 2010 VLT Contracts Act. Promotional Points are to be used by Newport Grand to provide promotional points to customers and prospective customers of Newport Grand at the Newport Grand facility. The provisions of the 2010 VLT Contracts Act and this First Amendment shall not prohibit Newport Grand, with prior approval from the Division, from spending additional funds on the Promotional Points Program; provided, however, that said additional amounts shall not be funded in any party by net terminal income.

5.           Marketing Program

5.1           Pursuant to Part B, Section 4(a)(iii) of the 2010 VLT Contracts Act (and in accordance with and notwithstanding anything in the Master Contracts to the contrary)commencing on July 1, 2010 Newport Grand is authorized to conduct a Marketing Program as that term is defined in Part B, Section 2(f) of the 2010 VLT Contracts Act. Said Marketing Program shall be monitored by the Division. For each Marketing Year, to the extent that Newport Grand’s marketing expenditures exceed Five Hundred Sixty Thousand Dollars ($560,000.00), the Division shall pay Newport Grand an amount equal to the product of such excess multiplied by the Division Percentage, provided however, that (1) the total amount payable by the Division for each Marketing Year pursuant to Part B, Section 4(a)(iii) of the VLT Contracts Act shall be capped at an amount equal to the Division Percentage multiplied by Eight Hundred Forty Thousand Dollars ($840,000.00) and (2) the Division shall not owe any amount pursuant to said Part B, Section 4(a)(iii) of the 2010 VLT Contracts Act in any given Marketing Year unless, pursuant to RI General Laws §42-61.2-7(a), the State has received net terminal income for such Marketing Year in an amount equal to or exceeding the amount of the net terminal income the State received for the State’s fiscal year 2010; provided further, that in any partial Marketing Year, the total amount payable by the Division shall be capped at an amount equal to Eight Hundred Forty Thousand Dollars ($840,000.00) multiplied by the Division Percentage, the product of which shall be further reduced by multiplying it by a fraction, (A) the numerator of which is the number of days in any such partial Marketing Year and (B) the denominator of which is 365. (It is anticipated that the only partial Marketing Years shall occur between the effective date of the First Amendment and the last day of the fiscal year of the State during which such effective date occurred and/or the first day of the fiscal year of the State in which the termination of the Newport Grand Master Contract occurs and the termination date of the Master Contract occurs and the termination date of the Master Contract, as the case may be.)

5.2           Pursuant to Part B, Section 4(a)(v) of the 2010 VLT Contracts Act, upon the effective date of this First Amendment to the Newport Grand Master Contract, there will be an allocation to Newport Grand of total video lottery net terminal income equal in percentage terms to that amount allocated under Section 3 of the Master Video Lottery Terminal Contract between the Division of Lotteries and UTGR, Inc. dated July 18 2005 (UTGR Master Contract). Total net terminal income due to Newport Grand shall be the equivalent total percentage as calculated in Section 3.4 of said UTGR Master Contract so as to result in an equalized percentage of net terminal income payable to all facilities operating video lottery terminals; provided, however, said allocation to Newport Grand set forth herein and in Part B, Section 4(a)(v) shall apply beginning in the State’s fiscal year 2011.

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5.3           Pursuant to Part B, Section 4(c) and Section 5 of the 2010 VLT Contracts Act, any amounts related to the Marketing Program payable by the Division shall be paid on a frequency agreed by the Division (but not less frequently than annually) out of that share of net terminal income disbursed pursuant to R.I. Gen. Laws § 42-61.2-7(a)(l) as an administrative expense of the Division, after allocation of net terminal income pursuant to R.I. Gen. Laws § 42-61.2-7(a)(l),(2),(3),(4),(5) and (6). In accordance with Part B, Section 5(e) of the 2010 VLT Contracts Act, notwithstanding anything in R.I. Gen. Laws§ 42-61.2 to the contrary, the Director of the Division is authorized to fund the Marketing Program as described in Part B, Section 4(a)(iii) of the 2010 VLT Contracts Act.

6.           Hours of Operation

6.1           Pursuant to Part B, Section 4(a)(vi) of the 2010 VLT Contracts Act, Newport Grand, at its discretion, shall be permitted to maintain and operate all video lottery games at Newport Grand up to between the hours of 9:00 A.M. and 2:00 A.M. the following day, seven (7) days per week, including without limitation, federal and state recognized holidays.

7.           Waiver and Release of Newport Grand

7.1           Pursuant to Part B, Sections 4(a)(vii) and Section 4(e) entitled “Waiver and Release of Newport Grand” in Sections 6 and 7 of the 2010 VLT Contracts Act, the State, on behalf of itself and each entity thereof, including, but not limited to the Division, and the Department of Revenue, hereby expressly waives, and authorizes the Division, on behalf of itself and the Department of Revenue on behalf of itself, to separately irrevocably waive, release, acknowledge the fulfillment of or to deem fulfilled, as applicable, as of the effective date of the First Amendment to the Newport Grand Master Contract: (1) any obligation, covenant, condition or commitment performed or to be performed by Newport Grand under or in section 4.1(i), of the Newport Grand Master Contract prior to and/or including the effective date of the First Amendment to the Newport Grand Master Contract; (2) any Newport Grand breach, default, noncompliance or delayed compliance on the part of Newport Grand of any representation, warranty, covenant, term or condition of or under Section 4.1(i) of the Newport Grand Master Contract any time prior to and/or including the effective date of the First Amendment to the Newport Grand Master Contract; and (3) in connection with Newport Grand’s right to exercise the option for the First Extension only, any obligation, covenant, condition, circumstance or commitment under Section 2.3B of the Newport Grand Master Contract; specifically, said waiver, release, and acknowledgment shall not relate to the Second Extension Term.

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8.           Enforcement of Obligations

8.1           Pursuant to Part B, Section 4(f) entitled “Enforcement of Obligations” in Part B Sections 6 and 7 of the 2010 VLT Contracts Act, except as currently exists for Newport Grand under the provisions of R.I. Gen. Laws§ 42-61.2-7(a)(2) of the Rhode Island Laws, and except as expressly provided in Section 8.2 below and in Section 4(f)(2) in Part B, Sections 6 and 7 of the 2010 VLT Contracts Act if the State or any entity thereof, including the Division, enters into any agreement or adopts, modifies or amends any law, rule or regulation that would impair the rights of Newport Grand under the 2010 VLT Contracts Act and/or under the Newport Grand Master Contract and/or this First Amendment, as may be amended in the future, and as extended pursuant to the 2010 VLT Contracts Act and as may be extended in the future (as so amended and extended hereby and as may be amended and extended in the future), and/or fails to provide Newport Grand with slippage protection as described in the 2010 VLT Contracts Act and in the Newport Grand Master Contract, Newport Grand may bring a claim against the State and/or Division, for actual damages and/or specific performance and/or other equitable relief, notwithstanding any limitation on such damages imposed by the laws of the State. For purposes of computing the actual damages with respect to any claim by Newport Grand against the State and/or the Division for a failure to provide slippage protection pursuant to the provisions of the 2010 VLT Contracts Act and the Newport Grand Master Contract, “actual damages” means the positive difference between: (i) the gaming facility revenues Newport Grand would have retained had the State or any entity thereof, including, the Division, provided slippage protection for the period of time that the State and/or the Division fails to provide slippage protection during the term of the Newport Grand Master Contract; and (ii) the gaming facility revenues actually retained by Newport Grand.

8.2           Except only as provided in Part B, Section 4(e) entitled “Waiver and Release of Newport Grand” in Part B, Sections 6 and 7 of the 2010 VLT Contracts Act nothing in the 2010 VLT Contracts Act or this First Amendment shall limit the authority of the Division to enforce its rights under the Newport Grand Master Contract, nor limit the authority of the State or any department or division thereof to enact, adopt and enforce laws and regulations which are of general application.

8.3           To the extent any provisions of Part B, Section 4(f) entitled “Enforcement of Obligations” in Sections 6 and 7 of the 2010 VLT Contracts Act and/or Section 8 of this First Amendment are inconsistent with the provisions of subsections (c) and (d) of Section 5 of Chapters 322 and 323 of the public laws of 2005, the provisions of said Section 4(f) in Sections 6 and 7 of the 2010 VLT Contracts Act shall govern.

9.           Assignment

As authorized by Part B, Section 4(a)(iv) of the 2010 VLT Contracts Act, , the Parties agree that the Newport Grand Master Contract shall be amended by deleting Section 12.5 of the Master Contract in its entirety and replacing it with the following:

“12.5 Assignment

The Newport Grand Master Contract shall not be assigned by either Party without the prior written consent of the other Party, provided however, that so long as the proposed assignee of Newport Grand or any of its permitted successors shall have been found to be qualified by the Division to hold a video lottery terminal license, the Division shall not unreasonably withhold or delay its consent to such proposed assignment. Proposed assignees and/or successors shall be subject to licensure by the appropriate regulatory authorities.”

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10.         Interpretation

10.1         To the extent that there is a conflict between the provisions of the Master Contract, this First Amendment and/or the 2010 VLT Contracts Act, the provisions of the 2010 VLT Contracts Act shall govern.

11.         Notices

11.1         Each of the Parties acknowledges and agrees that Section 12.6 of the Master Contract is hereby amended by revising the addresses for notice as follows:

If to Newport Grand:	Diane Hurley, Chief Executive Officer
Newport Grand, LLC
150 Admiral Kalbfus Road
Newport, Rhode Island 02840

With copy to:	Laurent L. Rousseau, Esq.
Moore Virgadamo & Lynch, Ltd.
97 John Clarke Road
Middletown, Rhode Island 02842

If to the Division:	Director, Division of Lotteries
1425 Pontiac Avenue
Cranston, Rhode Island 02920

With a copy to:	Director, Department of Revenue
One Capitol Hill
Providence, Rhode Island 02908

12.         Miscellaneous

12.1         Except as modified hereby, the Master Contract shall be and remain in full force and effect, enforceable in accordance with its terms. As such, it is hereby ratified and confirmed.

12.2         The First Amendment contains the entire agreement by and between the Parties with respect to the subject matter of this First Amendment, and supersedes and replaces all prior understandings or agreements (if any) oral and written, with respect to subject matter.

12.3         This First Amendment may be executed in counterparts, each of which is deemed an original, but when taken together constitute one and the same instrument.

[Remainder of page intentionally blank; Signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this First Amendment to be signed by their duly-authorized representatives as of the date first set forth above.

NEWPORT GRAND, LLC		DIVISION OF LOTTERIES OF THE RHODE ISLAND DEPARTMENT OF REVENUE
By:	/s/ Diane S. Hurley	By:	/s/ Gerald S. Aubin
Name:	Diane S. Hurley	Name:	Gerald S. Aubin
Title:	Chief Executive Officer	Title:	Director

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Exhibit A

2010 — H 8157 AS AMENDED

LC02676

STATE OF RHODE ISLAND

IN GENERAL ASSEMBLY

JANUARY SESSION, A.D. 2010

_____________

AN ACT

RELATING TO AUTHORIZING THE FIRST AMENDMENTS TO THE MASTER VIDEO LOTTERY TERMINAL CONTRACTS

Introduced By: Representatives Costantino, Carter, Melo, San Bento, and Jackson

Date Introduced: May 19, 2010

Referred To: Placed on House Calendar

It is enacted by the General Assembly as follows:

PART A – Authorized Amendment to UTGR Master Contract

Section 1. Purpose. The general assembly hereby finds that the Twin River facility located in the Town of Lincoln is an important source of revenue for the State of Rhode Island. The purpose of the following sections related to UTGR is to help effectuate a plan for reorganization, pursuant to the United States Bankruptcy Code, for UTGR, and thereby strengthen the commercial health of the Twin River facility and protect for the people of Rhode Island the public’s share of revenues generated at the Twin River facility. It is the intent of the general assembly that this act, being necessary for the welfare of the State and its citizens, shall be liberally construed so as to effectuate its purposes, including without limitation, the state’s be liberally construed so as to effectuate its purposes, including without limitation, the state’s attempt to minimize certain commercial risks faced by UTGR when it operates the facility and the business conducted thereon.

Section 2. Definitions. For purposes of this act, the following terms shall have the following meanings, and to the extent that such terms are defined in Chapters 322 and 323 of the Public Laws of 2005, those terms are herby amended as follows, provided that such terms, as they may be amended hereby, only apply to UTGR and Twin River and shall have no effect with regard to NGJA or Newport Grand.

(a) “Control” of an entity means the power of a person (or persons acting in concert) to cause the entity to be managed in accordance with the wishes of that person (or persons acting in concert) whether by means of being the beneficial owner of more than fifty percent (50%) of the issued share capital or voting rights in that entity, or having the right to appoint or remove a majority of the directors or otherwise control the votes at board meetings of that entity.

(b) “Director” means the director of the division of lotteries.

(c) “Division” means the division of lotteries within the department of revenue and/or any successor as party to the UTGR Master Contract.

(d) “Division Percentage” means for any Marketing Year, the Division’s percentage of net terminal income as set forth in section 42-61.2-7.

(e) “First Amendment” means that certain first amendment to the UTGR Master Contract authorized herein, which first amendment is to be entered into by and between the Division, the department of transportation, and UTGR.

(f) “Lincoln Park” and “Twin River” each means the gaming and entertainment facility located at 100 Twin River Road, Lincoln, Rhode Island.

(g) “Marketing Program” means that Marketing Program authorized in section 4(a)(iii) of this act, which program shall include marketing expenditures as defined by the Division.

(h) “Marketing Year” means each fiscal year of the state or a portion thereof between the effective date of the First Amendment and the termination date of the UTGR Master Contract.

(i) “Master Contract” means with respect to UTGR, the UTGR Master Contract.

(j) “Plan” means that plan of reorganization filed pursuant to chapter 11 of title 11 of the United States Code (11 U.S.C. sections 101-1532) and to be confirmed by order of the United States Bankruptcy Court for the District of Rhode Island in those cased jointly administered under case number 09-12418 (ANV).

(k) “Promotional Points Program” means that promotional points program authorized in section 4(a)(ii) of this act.

(l) “State” means the State of Rhode Island.

(m) “Term” means with respect to UTGR, the UTGR Term.

(n) “UTGR” means UTGR, Inc., a Delaware corporation and including such entity, as reorganized under the Plan, and any UTGR Business Affiliate. References herein to “UTGR” shall include its permitted successors and assigns under the UTGR Master Contract, if licensed by the Rhode Island department of business regulation.

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(o) “UTGR” Business Affiliate” means any corporation, trust, partnership, joint venture or any other form of business entity that Controls, is Controlled by or is under common Control with, UTGR.

(p) “UTGR Master Contract” means that certain master video lottery terminal contract made as of July 18, 2005 by and between the Division, department of transportation, and UTGR, as such UTGR Master Contract is amended and extended as authorized herein and/or as such UTGR Master Contract may be assigned as permitted herein.

(q) “UTGR Term” means the term of the UTGR Master Contract, which term commences on the effective date of the UTGR Master Contract and continues through and including the fifth (5th) anniversary of such effective date; provided that UTGR shall have two (2) successive five (5) year extension options consistent with the terms of the UTGR Master Contract.

Section 3. Unless otherwise amended by this act, the terms, conditions, provisions, and definitions of chapters 322 and 323 of the public laws of 2005 are hereby incorporated herein by reference and shall remain in full force and effect.

Section 4. Authorized Procurement of First Amendment to the Master Video Lottery Terminal Contract.

(a) Notwithstanding any provisions of the general laws or regulations adopted thereunder to the contrary, including, but not limited to, the provisions of: Chapters 322 and 323 of the public laws of 2005; chapter 2 of title 37 of the general laws; chapter 61 of title 42 of the general laws; and chapter 61.2 of title 42 of the general laws, the Division is hereby expressly authorized and empowered, and with respect to section 4(a)(vi) of this act the department of transportation is also hereby expressly authorized and empowered, to enter into with UTGR a First Amendment to the UTGR Master Contract, to be become effective upon the effective date of the Plan for the following purposes and containing the following terms and conditions, all of which shall be set forth in more particular detail in the First Amendment:

(i) to provide for a UTGR Term commencing on the effective date of the UTGR Master Contract and continuing through and including the fifth (5th) anniversary of such effective date; provided that UTGR shall have two (2) successive five (5) years extension options with the First Extension Term, as defined in the UTGR Master Contract, commencing on July 18, 2010 and the Second Extension Term, as defined in the UTGR Master Contract, commencing on July 18, 2015. Except as otherwise provided herein in section 4(a)(vi), the exercise of the option to extend said Master Contract shall be subject to the terms and conditions of section 2.5 of the UTGR Master Contract; provided however, section 2.5B of the UTGR Master Contract shall be amended such that with respect to UTGR’s exercise of its option to extend for the Second Extension Term, UTGR shall be required to certify to the Division that (i) there are 650 full-time equivalent employees at the Twin River facility on the date of the exercise of the option for the Second Extension Term; and (ii) for the one-year period preceding the date said Second Extension Term option is exercised, there had been 650 full-time equivalent employees on average, as the term full-time equivalent employee is defined in section 2.5B of the UTGR Master Contract and as confirmed by the Rhode Island department of labor and training.

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(ii) to provide for a Promotional Points Program at Twin River, pursuant to the terms and conditions established from time to time by the Division during the UTGR Term, such terms to include, but not limited to, a State fiscal year audit of the Promotional Points Program, the cost of which audit shall be borne by UTGR. The approved amount of the Promotional Points Program shall not exceed four percent (4%) of the amount of UTGR’s net terminal income of the prior Marketing Year. Said promotional points are to be used by UTGR to provide promotional points to customers and prospective customers of UTGR at Twin River. Nothing herein shall prohibit UTGR, with prior approval from the Division, from spending additional funds on the Promotional Points Program; provided, however, that said additional amounts shall not be funded in any part by net terminal income.

(iii) to provide for a Marketing Program for Twin River, commencing July 1, 2010, which shall be monitored by the Division and pursuant to which, for each Marketing Year, to the extent UTGR’s marketing expenditures exceed four million dollars ($4,000,000), the Division shall pay UTGR an amount equal to the product of such excess multiplied by the Division Percentage, provided, however, that (1) the total amount payable by the Division for each Marketing Year pursuant to this section 4(a)(iii) shall be capped at an amount equal to the Division Percentage multiplied by six million dollars ($6,000,000) and (2) the Division shall not owe any amount pursuant to this section 4(a)(iii) in any given Marketing Year unless, pursuant to subsection 42-61.2-7(a), the State has received net terminal income for such Marketing Year in an amount equal to or exceeding the amount of net terminal income the State received for the State’s fiscal year 2009; provided, further, that in any partial Marketing Year, the total amount payable by the Division shall be capped at an amount equal to six million dollars ($6,000,000) multiplied by the Division Percentage, the product of which shall be further reduced by multiplying it by a fraction, (A) the numerator of which is the number of days in any such partial Marketing Year and (B) the denominator of which is 365. (It is anticipated that the only partial Marketing Years shall occur between the effective date of the First Amendment and the last day of the fiscal year of the State during which such effective date occurred and/or the first day of the fiscal year of the State in which the termination of the UTGR Master Contract occurs and the termination date of the UTGR Master Contract, as the case may be).

(iv) to provide that the UTGR Master Contract shall not be assigned by either party without the prior written consent of the other party and to further provide that so long as the proposed assignee of UTGR or any of its permitted successors shall have been found to be qualified by the Division to hold a video lottery terminal license, the Division shall not unreasonably withhold or delay its consent to such proposed assignment. Proposed assignees and/or successors shall be subject to licensure by the appropriate regulatory authorities.

(v) to permit UTGR, at its discretion, to maintain and operate all video lottery games at Twin River up to twenty-four (24) hours per day, up to seven (7) days per week, including without limitation, federal and state recognized holidays.

(vi) to irrevocably waive, release, acknowledge the fulfillment of or to deem fulfilled, as applicable, as of the effective date of the Plan, (1) any obligation, covenant, condition or commitment performed or to be performed by UTGR, BLB and/or any BLB affiliate under or in connection with the UTGR Master Contract prior to and/or including the effective date of the Plan; (2) any UTGR breach, default, noncompliance or delayed compliance on the part of UTGR, BLB and/or any BLB affiliate of any representation, warranty, covenant, term or condition any time prior to and/or including the effective date of the Plan, and (3) in connection with UTGR’s right to exercise the option for the First Extension Term only, any prior obligation, covenant, condition, circumstance or commitment under section 2.5.B of the UTGR Master Contract; specifically, said waiver, release, and acknowledgement of section 2.5B shall not relate to the Second Extension Term.

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(b) The entry into by the Division, department of transportation, and UTGR of the First Amendment is hereby authorized, approved, ratified and confirmed in all respects.

(c) Any amounts related to the Marketing Program payable by the Division shall be paid on a frequency agreed by the Division (but no less frequently than annually) out of that share of net terminal income disbursed pursuant to subsection 42-61.2-7(a)(1) as an administrative expense of the Division, after allocation of net terminal income pursuant to subsections 42-61.2-7(a)(1), (2), (3), (4), (5), and (6).

Section 5. Section 42-61.2-7 of the General Laws in Chapter 42-61.2 entitled “Video Lottery Terminal” is hereby amended as follows:

42-61.2-7. Division of revenue. [Effective June 30, 2009 and expires June 30, 2010.] –

(a) Notwithstanding the provisions of section 42-61-15, the allocation of net terminal income derived from video lottery games is as follows:

(1) For deposit in the general fund and to the state lottery division fund for administrative purposes: Net terminal income not otherwise disbursed in accordance with subdivisions (a)(2) — (a)(6) herein;

(i) Except for the fiscal year ending June 30, 2008, nineteen one hundredths of one percent (0.19%) up to a maximum of twenty million dollars ($20,000,000) shall be equally allocated to the distressed communities as defined in section 45-13-12 provided that no eligible community shall receive more than twenty-five percent (25%) of that community’s currently enacted municipal budget as its share under this specific subsection. Distributions made under this specific subsection are supplemental to all other distributions made under any portion of general laws section 45-13-12. For the fiscal year ending June 30, 2008 distributions by community shall be identical to the distributions made in the fiscal year ending June 30, 2007 and shall be made from general appropriations. For the fiscal year ending June 30, 2009, the total state distribution shall be the same total amount distributed in the fiscal year ending June 30, 2008 and shall be made from general appropriations. For the fiscal year ending June 30, 2010, the total state distribution shall be the same total amount distributed in the fiscal year ending June 30, 2009 and shall be made from general appropriations, provided however that $784,458 of the total appropriation shall be distributed equally to each qualifying distressed community.

(ii) Five one hundredths of one percent (0.05%) up to a maximum of five million dollars ($5,000,000) shall be appropriated to property tax relief to fully fund the provisions of section 44- 33-2.1. The maximum credit defined in subdivision 44-33-9(2) shall increase to the maximum amount to the nearest five dollar ($5.00) increment within the allocation until a maximum credit of five hundred dollars ($500) is obtained. In no event shall the exemption in any fiscal year be less than the prior fiscal year.

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(iii) One and twenty-two one hundredths of one percent (1.22%) to fund section 44-34.1- 1, entitled “Motor Vehicle and Trailer Excise Tax Elimination Act of 1998”, to the maximum amount to the nearest two hundred fifty dollar ($250) increment within the allocation. In no event shall the exemption in any fiscal year be less than the prior fiscal year.

(iv) Except for the fiscal year ending June 30, 2008, ten one hundredths of one percent (0.10%) to a maximum of ten million dollars ($10,000,000) for supplemental distribution to communities not included in paragraph (a)(1)(i) above distributed proportionately on the basis of general revenue sharing distributed for that fiscal year. For the fiscal year ending June 30, 2008 distributions by community shall be identical to the distributions made in the fiscal year ending June 30, 2007 and shall be made from general appropriations. For the fiscal year ending June 30, 2009, no funding shall be disbursed. For the fiscal year ending June 30, 2010 and thereafter, funding shall be determined by appropriation.

(2) To the licensed video lottery retailer:

(a) (i) Prior to the effective date of the NGJA Master Contract, Newport Jai Ali twenty- six percent (26%) minus three hundred eighty four thousand nine hundred ninety-six dollars ($384,996);

(ii) On and after the effective date of the NGJA Master Contract, to the licensed video lottery retailer who is a party to the NGJA Master Contract, all sums due and payable under said Master Contract minus three hundred eighty four thousand nine hundred ninety-six dollars ($384,996).

(b) (i) Prior to the effective date of the UTGR Master Contract, to the present licensed video lottery retailer at Lincoln Park which is not a party to the UTGR Master Contract, twenty- eight and eighty-five one hundredths percent (28.85%) minus seven hundred sixty-seven thousand six hundred eighty-seven dollars ($767,687);

(ii) On and after the effective date of the UTGR Master Contract, to the licensed video lottery retailer who is a party to the UTGR Master Contract, all sums due and payable under said Master Contract minus seven hundred sixty-seven thousand six hundred eighty-seven dollars ($767,687).

(3) (i) To the technology providers who are not a party to the GTECH Master Contract as set forth and referenced in Public Law 2003, Chapter 32, seven percent (7%) of the net terminal income of the provider’s terminals;

(ii) To contractors who are a party to the Master Contract as set forth and referenced in Public Law 2003, Chapter 32, all sums due and payable under said Master Contract;

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(iii) Notwithstanding paragraphs (i) and (ii) above, there shall be subtracted proportionately from the payments to technology providers the sum of six hundred twenty-eight thousand seven hundred thirty-seven dollars ($628,737);

(4) To the city of Newport one and one hundredth percent (1.01%) of net terminal income of authorized machines at Newport Grand except that effective November 9, 2009, the allocation shall be one and two tenths percent (1.2%) of net terminal income of authorized machines at Newport Grand for each week the facility operates video lottery games on a twenty-four (24) hour basis for all eligible hours authorized and to the town of Lincoln one and twenty-six hundredths percent (1.26%) of net terminal income of authorized machines at Lincoln Park except that effective November 9, 2009, the allocation shall be one and forty- five hundredths percent (1.45%) of net terminal income of authorized machines at Lincoln Park for each week the facility operates video lottery games on a twenty-four (24) hour basis for all eligible hours authorized;

(5) To the Narragansett Indian Tribe, seventeen hundredths of one percent (0.17%) of net terminal income of authorized machines at Lincoln Park up to a maximum of ten million dollars ($10,000,000) per year, which shall be paid to the Narragansett Indian Tribe for the account of a Tribal Development Fund to be used for the purpose of encouraging and promoting: home ownership and improvement, elderly housing, adult vocational training; health and social services; childcare; natural resource protection; and economic development consistent with state law. Provided, however, such distribution shall terminate upon the opening of any gaming facility in which the Narragansett Indians are entitled to any payments or other incentives; and provided further, any monies distributed hereunder shall not be used for, or spent on previously contracted debts; and

(6) Unclaimed prizes and credits shall remit to the general fund of the state;

(7) Payments into the state’s general fund specified in subdivisions (a)(1) and (a)(6) shall be made on an estimated monthly basis. Payment shall be made on the tenth day following the close of the month except for the last month when payment shall be on the last business day.

(b) Notwithstanding the above, the amounts payable by the Division to UTGR related to the Marketing Program shall be paid on a frequency agreed by the Division, but no less frequently than annually.

(c) Notwithstanding anything in this chapter 61.2 of this title 42 to the contrary, the Director is authorized to fund the Marketing Program as described above in regard to the First Amendment to the UTGR Master Contract.

42-61.2-7. Division of revenue. [Effective June 30, 2010] – (a) Notwithstanding the provisions of section 42-61-15, the allocation of net terminal income derived from video lottery games is as follows:

(1) For deposit in the general fund and to the state lottery division fund for administrative purposes: Net terminal income not otherwise disbursed in accordance with subdivisions (a)(2) — (a)(6) herein;

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(i) Except for the fiscal year ending June 30, 2008, nineteen one hundredths of one percent (0.19%) up to a maximum of twenty million dollars ($20,000,000) shall be equally allocated to the distressed communities as defined in section 45-13-12 provided that no eligible community shall receive more than twenty-five percent (25%) of that community’s currently enacted municipal budget as its share under this specific subsection. Distributions made under this specific subsection are supplemental to all other distributions made under any portion of general laws section 45-13-12. For the fiscal year ending June 30, 2008 distributions by community shall be identical to the distributions made in the fiscal year ending June 30, 2007 and shall be made from general appropriations. For the fiscal year ending June 30, 2009, the total state distribution shall be the same total amount distributed in the fiscal year ending June 30, 2008 and shall be made from general appropriations. For the fiscal year ending June 30, 2010, the total state distribution shall be the same total amount distributed in the fiscal year ending June 30, 2009 and shall be made from general appropriations, provided however that $784,458 of the total appropriation shall be distributed equally to each qualifying distressed community.

(ii) Five one hundredths of one percent (0.05%) up to a maximum of five million dollars ($5,000,000) shall be appropriated to property tax relief to fully fund the provisions of section 44- 33-2.1. The maximum credit defined in subdivision 44-33-9(2) shall increase to the maximum amount to the nearest five dollar ($5.00) increment within the allocation until a maximum credit of five hundred dollars ($500) is obtained. In no event shall the exemption in any fiscal year be less than the prior fiscal year.

(iii) One and twenty-two one hundredths of one percent (1.22%) to fund section 44-34.1-1, entitled “Motor Vehicle and Trailer Excise Tax Elimination Act of 1998”, to the maximum amount to the nearest two hundred fifty dollar ($250) increment within the allocation. In no event shall the exemption in any fiscal year be less than the prior fiscal year.

(iv) Except for the fiscal year ending June 30, 2008, ten one hundredths of one percent (0.10%) to a maximum of ten million dollars ($10,000,000) for supplemental distribution to communities not included in paragraph (a)(1)(i) above distributed proportionately on the basis of general revenue sharing distributed for that fiscal year. For the fiscal year ending June 30, 2008 distributions by community shall be identical to the distributions made in the fiscal year ending June 30, 2007 and shall be made from general appropriations. For the fiscal year ending June 30, 2009, no funding shall be disbursed. For the fiscal year ending June 30, 2010 and thereafter, funding shall be determined by appropriation.

(2) To the licensed video lottery retailer:

(a) (i) Prior to the effective date of the NGJA Master Contract, Newport Jai Ali twenty- six percent (26%) minus three hundred eighty four thousand nine hundred ninety-six dollars ($384,996);

(ii) On and after the effective date of the NGJA Master Contract, to the licensed video lottery retailer who is a party to the NGJA Master Contract, all sums due and payable under said Master Contract minus three hundred eighty four thousand nine hundred ninety-six dollars ($384,996).

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(b) (i) Prior to the effective date of the UTGR Master Contract, to the present licensed video lottery retailer at Lincoln Park which is not a party to the UTGR Master Contract, twenty- eight and eighty-five one hundredths percent (28.85%) minus seven hundred sixty-seven thousand six hundred eighty-seven dollars ($767,687);

(ii) On and after the effective date of the UTGR Master Contract, to the licensed video lottery retailer who is a party to the UTGR Master Contract, all sums due and payable under said Master Contract minus seven hundred sixty-seven thousand six hundred eighty-seven dollars ($767,687).

(3) (i) To the technology providers who are not a party to the GTECH Master Contract as set forth and referenced in Public Law 2003, Chapter 32, seven percent (7%) of the net terminal income of the provider’s terminals;

(ii) To contractors who are a party to the Master Contract as set forth and referenced in Public Law 2003, Chapter 32, all sums due and payable under said Master Contract;

(iii) Notwithstanding paragraphs (i) and (ii) above, there shall be subtracted proportionately from the payments to technology providers the sum of six hundred twenty-eight thousand seven hundred thirty-seven dollars ($628,737);

(4) To the city of Newport one and one hundredths percent (1.01%) of net terminal income of authorized machines at Newport Grand and to the town of Lincoln one and twenty-six hundredths (1.26%) of net terminal income of authorized machines at Lincoln Park; and

(5) To the Narragansett Indian Tribe, seventeen hundredths of one percent (0.17%) of net terminal income of authorized machines at Lincoln Park up to a maximum of ten million dollars ($10,000,000) per year, which shall be paid to the Narragansett Indian Tribe for the account of a Tribal Development Fund to be used for the purpose of encouraging and promoting: home ownership and improvement, elderly housing, adult vocational training; health and social services; childcare; natural resource protection; and economic development consistent with state law. Provided, however, such distribution shall terminate upon the opening of any gaming facility in which the Narragansett Indians are entitled to any payments or other incentives; and provided further, any monies distributed hereunder shall not be used for, or spent on previously contracted debts; and

(6) Unclaimed prizes and credits shall remit to the general fund of the state;

(7) Payments into the state’s general fund specified in subdivisions (a)(1) and (a)(6) shall be made on an estimated monthly basis. Payment shall be made on the tenth day following the close of the month except for the last month when payment shall be on the last business day.

(b) Notwithstanding the above, the amounts payable by the Division to UTGR related to the Marketing Program shall be paid on a frequency agreed by the Division, but no less frequently than annually.

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(c) Notwithstanding anything in this chapter 61.2 of this title 42 to the contrary, the Director is authorized to fund the Marketing Program as described above in regard to the First Amendment to the UTGR Master Contract.

Section 6. Chapter 322 of the 2005 Public Laws entitled “An Act Enabling the Division of Lotteries to Enter into a Master Video Lottery Terminal Contract with UTGR, Inc. and to Enter into a Master Video Lottery Terminal Contract With Newport Grand Jai Alai, LLC.” is hereby amended by adding thereto the following sections:

Section 8A. Waiver and Release of UTGR, BLB and BLB Affiliates.

The State, on behalf of itself and each entity thereof, including, but not limited to, the Division, and the department of revenue and the department of transportation, hereby expressly waives and authorizes the Division, on behalf of itself and the department of revenue and the department of transportation on behalf of itself, to separately irrevocably waive, release, acknowledge the fulfillment of or to deem fulfilled, as applicable, as of the effective date of the Plan: (1) any obligation, covenant, condition or commitment performed or to be performed by UTGR, BLB and/or any BLB affiliate under or in connection with the UTGR Master Contract prior to and/or including the effective date of the Plan; (2) any UTGR breach, default, noncompliance or delayed compliance on the part of UTGR, BLB and/or any BLB affiliate of any representation, warranty, covenant, term or condition any time prior to and/or including the effective date of the Plan; and (3) in connection with UTGR’s right to exercise the option for the First Extension only, any obligation, covenant, condition, circumstance or commitment under section 2.5.B of the UTGR Master Contract; specifically, said waiver, release, and acknowledgement of section 2.5B shall not relate to the Second Extension Term.

Section 8B. Enforcement of Obligations.

(a) Except as currently exists for Twin River under the provisions of subsection 42-61.2- 7(a)(2) and except as hereinafter expressly provided in section 8B(b), hereof, if the State or any entity thereof, including the Division, enters into any agreement or adopts, modifies or amends any law, rule or regulation that would impair the rights of UTGR under this act and/or under the UTGR Master Contract, as may be amended in the future, and as extended pursuant to this act and as may be extended in the future (as so amended and extended by this act and as may be amended and extended in the future), and/or fails to provide UTGR with slippage protection as described herein and the UTGR Master Contract, UTGR may bring a claim against the State and/or Division, for actual damages and/or specific performance and/or other equitable relief, notwithstanding any limitation on such damages imposed by the laws of the State. For purposes of computing the actual damages with respect to any claim by UTGR against the State and/or the Division for a failure to provide slippage protection pursuant to the provisions of this act and the UTGR Master Contract, “actual damages” means the positive difference between: (i) the gaming facility revenues UTGR would have retained had the State or any entity thereof, including, the Division, provided slippage protection for the period of time that the State and/or the Division fails to provide slippage protect on during the term of the UTGR Master Contract; and (ii) the gaming facility revenues actually retained by UTGR.

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(b) Except only as provided in section 8A, nothing in this act shall limit the authority of the Division to enforce its rights under the UTGR Master Contract. Except as provided in section 8B(a), nothing in this act shall limit the authority of the State to enact, adopt and enforce laws and regulations which are of general application.

(c) In the event of any inconsistency between the provisions of this section 8B and the provisions of subsections (c) and (d) of section 5 of chapters 322 and 323 of the public laws of 2005, the provisions of this section 8B shall govern.

(d) The Division is authorized and empowered to amend the UTGR Master Contract consistent with the provisions of this act.

Section 7. Chapter 323 of the 2005 Public Laws entitled “An Act Enabling the Division of Lotteries to Enter into a Master Video Lottery Terminal Contract with UTGR, Inc. and to Enter into a Master Video Lottery Terminal Contract With Newport Grand Jai Alai, LLC.” is hereby amended by adding thereto the following sections:

Section 8A. Waiver and Release of UTGR, BLB and BLB Affiliates.

The State, on behalf of itself and each entity thereof, including, but not limited to, the Division, and the department of revenue and the department of transportation, hereby expressly waives and authorizes the Division on behalf of itself and the department of revenue and the department of transportation on behalf of itself, to separately irrevocably waive, release, acknowledge the fulfillment of or to deem fulfilled, as applicable, as of the effective date of the Plan: (1) any obligation, covenant, condition or commitment performed or to be performed by UTGR, BLB and/or any BLB affiliate under or in connection with the UTGR Master Contract prior to and/or including the effective date of the Plan; (2) any UTGR breach, default, noncompliance or delayed compliance on the part of UTGR, BLB and/or any BLB affiliate of any representation, warranty, covenant, term or condition any time prior to and/or including the effective date of the Plan; and (3) in connection with UTGR’s right to exercise the option for the First Extension only, any obligation, covenant, condition, circumstance or commitment under section 2.5.B of the UTGR Master Contract; specifically, said waiver, release, and acknowledgement of section 2.5B shall not relate to the Second Extension Term.

Section 8B. Enforcement of Obligations.

(a) Except as currently exists for Twin River under the provisions of subsection 42-61.2- 7(a)(2) and except as hereinafter expressly provided in section 8B(b), hereof, if the State or any entity thereof, including the Division, enters into any agreement or adopts, modifies or amends any law, rule or regulation that would impair the rights of UTGR under this act and/or under the UTGR Master Contract, as may be amended in the future, and as extended pursuant to this act and as may be extended in the future (as so amended and extended by this act and as may be amended and extended in the future), and/or fails to provide UTGR with slippage protection as described herein and the UTGR Master Contract, UTGR may bring a claim against the State and/or Division, for actual damages and/or specific performance and/or other equitable relief, notwithstanding any limitation on such damages imposed by the laws of the State. For purposes of computing the actual damages with respect to any claim by UTGR against the State and/or the Division for a failure to provide slippage protection pursuant to the provisions of this act and the UTGR Master Contract, “actual damages” means the positive difference between: (i) the gaming facility revenues UTGR would have retained had the State or any entity thereof, including, the Division, provided slippage protection for the period of time that the State and/or the Division fails to provide slippage protect on during the term of the UTGR Master Contract; and (ii) the gaming facility revenues actually retained by UTGR.

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(b) Except only as provided in section 8A, nothing in this act shall limit the authority of the Division to enforce its rights under the UTGR Master Contract. Except as provided in section 8B(a), nothing in this act shall limit the authority of the State to enact, adopt and enforce laws and regulations which are of general application.

(c) In the event of any inconsistency between the provisions of this section 8B and the provisions of subsections (c) and (d) of section 5 of chapters 322 and 323 of the public laws of 2005, the provisions of this section 8B shall govern.

(d) The Division is authorized and empowered to amend the UTGR Master Contract consistent with the provisions of this act.

Section 8. Section 8 of Chapter 322 of the 2005 Public Laws entitled “An Act Enabling the Division of Lotteries to Enter into a Master Video Lottery Terminal Contract with UTGR, Inc. and to Enter into a Master Video Lottery Terminal Contract With Newport Grand Jai Alai, LLC.” is hereby amended as follows:

SECTION 8. State’s Lincoln Park Obligations Contingent Upon Acquisition Completion.

The obligations of the State, including the department of transportation and/or the division, set forth under the provisions of this act shall be and are hereby declared to be expressly contingent upon the acquisition of the Wembley US Group by BLB or a BLB Affiliate taking place, as contemplated in this act. Except as may be permitted by the UTGR Master Contract, this act shall not be deemed and/or construed to create and or vest any rights in BLB, a BLB Affiliate, or any entity Controlling, Controlled by or under common Control with UTGR, which may be assigned, delegated, and/or otherwise transferred to any other entity; provided however, that notwithstanding subsection 41-3.1-3(c), (i) nothing in this act shall restrict the ability of any person owning all or part of UTGR, including a person (or persons acting in concert) Controlling UTGR, from assigning, delegating and/or otherwise transferring its (or their) interest in UTGR to any other entity, and (ii) any such assignment, delegation and/or transfer shall not affect UTGR’s pari-mutuel license; provided however, that any such proposed assignment, delegation and/or transfer that effects a change of Control of UTGR shall be subject to prior approval and licensure by the appropriate regulatory authorities. Nothing herein shall limit the ability of the department of business regulation, in connection with any such proposed assignment, delegation and/or transfer that effects a change of Control of UTGR, to investigate and subject to the regulatory due diligence process, any holder of an ownership interest regardless of percentage of ownership held.

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Section 9. Section 8 of Chapter 323 of the 2005 Public Laws entitled “An Act Enabling the Division of Lotteries to Enter into a Master Video Lottery Terminal Contract with UTGR, Inc. and to Enter into a Master Video Lottery Terminal Contract With Newport Grand Jai Alai, LLC.” is hereby amended to read as follows:

SECTION 8. State’s Lincoln Park Obligations Contingent Upon Acquisition Completion.

The obligations of the State, including the department of transportation and/or the division, set forth under the provisions of this act shall be and are hereby declared to be expressly contingent upon the acquisition of the Wembley US Group by BLB or a BLB Affiliate taking place, as contemplated in this act. Except as may be permitted by the UTGR Master Contract, this act shall not be deemed and/or construed to create and or vest any rights in BLB, a BLB Affiliate, or any entity Controlling, Controlled by or under common Control with UTGR, which may be assigned, delegated, and/or otherwise transferred to any other entity; provided however, that notwithstanding subsection 41-3.1-3(c), (i) nothing in this act shall restrict the ability of any person owning all or part of UTGR, including a person (or persons acting in concert) Controlling UTGR, from assigning, delegating and/or otherwise transferring its (or their) interest in UTGR to any other entity, and (ii) any such assignment, delegation and/or transfer shall not affect UTGR’s pari-mutuel license; provided however, that any such proposed assignment, delegation and/or transfer that effects a change of Control of UTGR shall be subject to prior approval and licensure by the appropriate regulatory authorities. Nothing herein shall limit the ability of the department of business regulation, in connection with any such proposed assignment, delegation and/or transfer that effects a change of Control of UTGR, to investigate and subject to the regulatory due diligence process, any holder of an ownership interest regardless of percentage of ownership held.

Section 10. Consistent with the Rhode Island Constitution, nothing in this act shall be deemed to give any person or entity other than the Division operational control of video lottery games or the conduct thereof, and provided further, this act shall not affect any statutory authority establishing regulatory authority over or control by any other State agency(ies) of Twin River, its licensees, Video Lottery Terminals, individuals, and/or entities as appropriate.

Section 11. Severability. If any clause, sentence, paragraph, section, or part of this act shall be adjudged by any court of competent jurisdiction as invalid, such judgment shall not affect, impair, or invalidate the remainder thereof, but shall be confined in its operation to clause, sentence, paragraph, section or part directly involved in the controversy in which such judgment shall have been rendered.

Section 12. This act shall take effect upon passage.

PART B – Authorized Amendment to Newport Grand Master Contract

Section 1. Purpose. The general assembly hereby finds that the Newport Grand facility located in the City of Newport is an important source of revenue for the State of Rhode Island. The purpose of the following sections related to Newport Grand is to help strengthen the commercial health of the Newport Grand facility and protect for the people of Rhode Island the public’s share of revenues generated at the Newport Grand facility. It is the intent of the general assembly that this act, being necessary for the welfare of the State and its citizens, shall be liberally construed so as to effectuate its purposes, including without limitation, the state’s attempt to minimize certain commercial risks faced by Newport Grand when it operates the facility and the business conducted thereon.

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Section 2. Definitions. For purposes of this act, the following terms shall have the following meanings, and to the extent that such terms are defined in Chapters 322 and 323 of the Public Laws of 2005, those terms are herby amended as follows, provided that such terms, as they may be amended hereby, only apply to Newport Grand and shall have no effect with regard to UTGR or Twin River.

(a) “Director” means the director of the division of lotteries.

(b) “Division” means the division of lotteries within the department of revenue and/or any successor as party to the Newport Grand Master Contract.

(c) “Division Percentage” means for any Marketing Year, the Division’s percentage of net terminal income as set forth in section 42-61.2-7.

(d) “First Amendment” means that certain first amendment to the Newport Grand Master Contract authorized herein, which first amendment is to be entered into by and between the Division and Newport Grand.

(e) “Newport Grand facility” means the gaming and entertainment facility located at 150 Admiral Kalbfus Road, Newport, Rhode Island.

(f) “Marketing Program” means that Marketing Program authorized in section 4(a)(iii) of this act, which program shall include marketing expenditures as defined by the Division.

(g) “Marketing Year” means each fiscal year of the state or a portion thereof between the effective date of the First Amendment and the termination date of the Newport Grand Master Contract.

(h) “Master Contract” means with respect to Newport Grand, the Newport Grand Master Contract as the same may have heretofore been amended.

(i) “Promotional Points Program” means that promotional points program authorized in section 4(a)(ii) of this act.

(j) “State” means the State of Rhode Island.

(k) “Term” means with respect to Newport Grand, the Newport Grand Term.

(l) “Newport Grand” means Newport Grand, LLC, a Rhode Island Limited Liability corporation, Newport Grand being successor to “Newport Grand Jai Alai, LLC” as defined in Newport Grand Master Contract. References herein to “Newport Grand” shall include its permitted successors and assigns under the Newport Grand Master Contract, if licensed by the Rhode Island department of business regulation.

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(m) “Newport Grand Master Contract” means that certain master video lottery terminal contract made as of November 23, 2005 by and between the Division and Newport Grand Jai Alai, LLC, as such Newport Grand Master Contract is amended and extended as authorized herein and/or as such Newport Grand Master Contract may be assigned as permitted herein.

(n) “Newport Grand Term” means the term of the Newport Grand Master Contract, which term commences on the effective date of the Newport Grand Master Contract and continues through and including the fifth (5th) anniversary of such effective date; provided that Newport Grand shall have one (1) successive five (5) year extension option consistent with the terms of the Newport Grand Master Contract, and a section option pursuant to section 4 (a)(i) below.

Section 3. Unless otherwise amended by this act, the terms, conditions, provisions, and definitions of chapters 322 and 323 of the public laws of 2005 are hereby incorporated herein by reference and shall remain in full force and effect.

Section 4. Authorized Procurement of First Amendment to the Master Video Lottery Terminal Contract.

(a) Notwithstanding any provisions of the general laws or regulations adopted thereunder to the contrary, including, but not limited to, the provisions of: Chapters 322 and 323 of the public laws of 2005; chapter 2 of title 37 of the general laws; chapter 61 of title 42 of the general laws; and chapter 61.2 of title 42 of the general laws, the Division is hereby expressly authorized and empowered to enter into with Newport Grand a First Amendment to the Newport Grand Master Contract, for the following purposes and containing the following terms and conditions, all of which shall be set forth in more particular detail in the First Amendment:

(i) to provide for a Newport Grand Term commencing on the effective date of the Newport Grand Master Contract and continuing through and including the fifth (5th) anniversary of such effective date; provided that Newport Grand shall have two (2) successive five (5) years extension options with the First Extension Term, as defined in the Newport Grand Master Contract, commencing on November 23, 2010 and the Second Extension Term, commencing on November 23, 2015. Except as otherwise provided herein in section 4(a)(vii), the exercise of the option to extend said Master Contract shall be subject to the terms and conditions of section 2.3 of the Newport Grand Master Contract; provided however, section 2.3B of the Newport Grand’s Master Contract shall be amended such that with respect to UTGR’s exercise of its option to extend for the Second Extension Term, Newport Grand shall be required to certify to the Division that (i) there are 180 full-time equivalent employees at the Newport Grand facility on the date of the exercise of the option for the Second Extension Term; and (ii) for the one-year period preceding the date said Second Extension Term option is exercised, there had been 180 full-time equivalent employees on average, as the term full-time equivalent employee is defined in section 2.3B of the Newport Grand Master Contract and as confirmed by the Rhode Island department of labor and training.

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(ii) to provide for a Promotional Points Program at Newport Grand facility, pursuant to the terms and conditions established from time to time by the Division during the Newport Grand Term, such terms to include, but not limited to, a State fiscal year audit of the Promotional Points Program, the cost of which audit shall be borne by Newport Grand. The approved amount of the Promotional Points Program shall not exceed four percent (4%) of the amount of Newport Grand’s net terminal income of the prior Marketing Year. Said promotional points are to be used by Newport Grand to provide promotional points to customers and prospective customers of Newport Grand at the Newport Grand facility. Nothing herein shall prohibit Newport Grand, with prior approval from the Division, from spending additional funds on the Promotional Points Program; provided, however, that said additional amounts shall not be funded in any part by net terminal income.

(iii) to provide for a Marketing Program for Newport Grand facility, commencing on July 1, 2010, which shall be monitored by the Division and pursuant to which, for each Marketing Year, to the extent Newport Grand’s marketing expenditures exceed five hundred sixty thousand dollars ($560,000), the Division shall pay Newport Grand an amount equal to the product of such excess multiplied by the Division Percentage, provided, however, that (1) the total amount payable by the Division for each Marketing Year pursuant to this section 4(a)(iii) shall be capped at an amount equal to the Division Percentage multiplied by eight hundred forty thousand dollars ($840,000) and (2) the Division shall not owe any amount pursuant to this section 4(a)(iii) in any given Marketing Year unless, pursuant to subsection 42-61.2-7(a), the State has received net terminal income for such Marketing Year in an amount equal to or exceeding the amount of net terminal income the State received for the State’s fiscal year 2010; provided, further, that in any partial Marketing Year, the total amount payable by the Division shall be capped at an amount equal to eight hundred forty thousand dollars ($840,000) multiplied by the Division Percentage, the product of which shall be further reduced by multiplying it by a fraction, (A) the numerator of which is the number of days in any such partial Marketing Year and (B) the denominator of which is 365. (It is anticipated that the only partial Marketing Years shall occur between the effective date of the First Amendment and the last day of the fiscal year of the State during which such effective date occurred and/or the first day of the fiscal year of the State in which the termination of the Newport Grand Master Contract occurs and the termination date of the Newport Grand Master Contract, as the case may be).

(iv) to provide that the Newport Grand Master Contract shall not be assigned by either party without the prior written consent of the other party and to further provide that so long as the proposed assignee of Newport Grand or any of its permitted successors shall have been found to be qualified by the Division to hold a video lottery terminal license, the Division shall not unreasonably withhold or delay its consent to such proposed assignment. Proposed assignees and/or successors shall be subject to licensure by the appropriate regulatory authorities.

(v) To provide that upon the effective date of the First Amendment to the Newport Grand Master Contract there will be an allocation to Newport Grand of total video lottery net terminal income equal in percentage terms to that amount allocated under Section 3 of the Master Video Lottery Terminal Contract between the Division of Lotteries and UTGR, Inc. dated July 18, 2005 (UTGR Master Contract). Total net terminal income due to Newport Grand shall be the equivalent total percentage as calculated in Section 3.4 of said UTGR Master Contract so as to result in an equalized percentage of net terminal income payable to all facilities operating video lottery terminals; provided, however, the allocation to Newport Grand set forth in this section 4(a)(v) shall apply beginning in the state’s fiscal year 2011.

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(vi) to permit Newport Grand, at its discretion, to maintain and operate all video lottery games at Newport Grand facility between the hours of 9:00 a.m. and 2:00 a.m. the following day, up to seven (7) days per week, including without limitation, federal and state recognized holidays.

(vii) to irrevocably waive, release, acknowledge the fulfillment of or to deem fulfilled, as applicable, as of the effective date of the First Amendment to the Newport Grand Master Contract, (1) any obligation, covenant, condition or commitment performed or to be performed by Newport Grand under or in section 4.1(i) of the Newport Grand Master Contract prior to and/or including the effective date of the First Amendment to the Master Contract; (2) any Newport Grand breach, default, noncompliance or delayed compliance on the part of Newport Grand of any representation, warranty, covenant, term or condition of or under section 4.1(i) of the Newport Grand Master Contract any time prior to and/or including the effective date of the First Amendment to the Newport Grand Master Contract, and (3) in connection with Newport Grand’s right to exercise the option for the First Extension Term only, any prior obligation, covenant, condition, circumstance or commitment under section 2.3.B of the Newport Grand Master Contract; specifically, said waiver, release, and acknowledgement shall not relate to the Second Extension Term.

(b) The entry into by the Division, and Newport Grand of the First Amendment is hereby authorized, approved, ratified and confirmed in all respects.

(c) Any amounts related to the Marketing Program payable by the Division shall be paid on a frequency agreed by the Division (but no less frequently than annually) out of that share of net terminal income disbursed pursuant to subsection 42-61.2-7(a)(1) as an administrative expense of the Division, after allocation of net terminal income pursuant to subsections 42-61.2- 7(a)(1), (2), (3), (4), (5), and (6).

Section 5. Section 42-61.2-7 of the General Laws in Chapter 42-61.2 entitled “Video Lottery Terminal” is hereby amended as follows:

42-61.2-7. Division of revenue. [Effective June 30, 2009 and expires June 30, 2010.] -

(a) Notwithstanding the provisions of section 42-61-15, the allocation of net terminal income derived from video lottery games is as follows:

(1) For deposit in the general fund and to the state lottery division fund for administrative purposes: Net terminal income not otherwise disbursed in accordance with subdivisions (a)(2) — (a)(6) herein;

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(i) Except for the fiscal year ending June 30, 2008, nineteen one hundredths of one percent (0.19%) up to a maximum of twenty million dollars ($20,000,000) shall be equally allocated to the distressed communities as defined in section 45-13-12 provided that no eligible community shall receive more than twenty-five percent (25%) of that community’s currently enacted municipal budget as its share under this specific subsection. Distributions made under this specific subsection are supplemental to all other distributions made under any portion of general laws section 45-13-12. For the fiscal year ending June 30, 2008 distributions by community shall be identical to the distributions made in the fiscal year ending June 30, 2007 and shall be made from general appropriations. For the fiscal year ending June 30, 2009, the total state distribution shall be the same total amount distributed in the fiscal year ending June 30, 2008 and shall be made from general appropriations. For the fiscal year ending June 30, 2010, the total state distribution shall be the same total amount distributed in the fiscal year ending June 30, 2009 and shall be made from general appropriations, provided however that $784,458 of the total appropriation shall be distributed equally to each qualifying distressed community.

(ii) Five one hundredths of one percent (0.05%) up to a maximum of five million dollars ($5,000,000) shall be appropriated to property tax relief to fully fund the provisions of section 44- 33-2.1. The maximum credit defined in subdivision 44-33-9(2) shall increase to the maximum amount to the nearest five dollar ($5.00) increment within the allocation until a maximum credit of five hundred dollars ($500) is obtained. In no event shall the exemption in any fiscal year be less than the prior fiscal year.

(iii) One and twenty-two one hundredths of one percent (1.22%) to fund section 44-34.1- 1, entitled “Motor Vehicle and Trailer Excise Tax Elimination Act of 1998”, to the maximum amount to the nearest two hundred fifty dollar ($250) increment within the allocation. In no event shall the exemption in any fiscal year be less than the prior fiscal year.

(iv) Except for the fiscal year ending June 30, 2008, ten one hundredths of one percent (0.10%) to a maximum of ten million dollars ($10,000,000) for supplemental distribution to communities not included in paragraph (a)(1)(i) above distributed proportionately on the basis of general revenue sharing distributed for that fiscal year. For the fiscal year ending June 30, 2008 distributions by community shall be identical to the distributions made in the fiscal year ending June 30, 2007 and shall be made from general appropriations. For the fiscal year ending June 30, 2009, no funding shall be disbursed. For the fiscal year ending June 30, 2010 and thereafter, funding shall be determined by appropriation.

(2) To the licensed video lottery retailer:

(a) (i) Prior to the effective date of the NGJA Master Contract, Newport Jai Ali twenty- six percent (26%) minus three hundred eighty four thousand nine hundred ninety-six dollars ($384,996);

(ii) On and after the effective date of the NGJA Master Contract, to the licensed video lottery retailer who is a party to the NGJA Master Contract, all sums due and payable under said Master Contract minus three hundred eighty four thousand nine hundred ninety-six dollars ($384,996).

(b) (i) Prior to the effective date of the UTGR Master Contract, to the present licensed video lottery retailer at Lincoln Park which is not a party to the UTGR Master Contract, twenty- eight and eighty-five one hundredths percent (28.85%) minus seven hundred sixty-seven thousand six hundred eighty-seven dollars ($767,687);

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(ii) On and after the effective date of the UTGR Master Contract, to the licensed video lottery retailer who is a party to the UTGR Master Contract, all sums due and payable under said Master Contract minus seven hundred sixty-seven thousand six hundred eighty-seven dollars ($767,687).

(3) (i) To the technology providers who are not a party to the GTECH Master Contract as set forth and referenced in Public Law 2003, Chapter 32, seven percent (7%) of the net terminal income of the provider’s terminals;

(ii) To contractors who are a party to the Master Contract as set forth and referenced in Public Law 2003, Chapter 32, all sums due and payable under said Master Contract;

(iii) Notwithstanding paragraphs (i) and (ii) above, there shall be subtracted proportionately from the payments to technology providers the sum of six hundred twenty-eight thousand seven hundred thirty-seven dollars ($628,737);

(4) To the city of Newport one and one hundredth percent (1.01%) of net terminal income of authorized machines at Newport Grand except that effective November 9, 2009, the allocation shall be one and two tenths percent (1.2%) of net terminal income of authorized machines at Newport Grand for each week the facility operates video lottery games on a twenty-four (24) hour basis for all eligible hours authorized and to the town of Lincoln one and twenty-six hundredths percent (1.26%) of net terminal income of authorized machines at Lincoln Park except that effective November 9, 2009, the allocation shall be one and forty- five hundredths percent (1.45%) of net terminal income of authorized machines at Lincoln Park for each week the facility operates video lottery games on a twenty-four (24) hour basis for all eligible hours authorized;

(5) To the Narragansett Indian Tribe, seventeen hundredths of one percent (0.17%) of net terminal income of authorized machines at Lincoln Park up to a maximum of ten million dollars ($10,000,000) per year, which shall be paid to the Narragansett Indian Tribe for the account of a Tribal Development Fund to be used for the purpose of encouraging and promoting: home ownership and improvement, elderly housing, adult vocational training; health and social services; childcare; natural resource protection; and economic development consistent with state law. Provided, however, such distribution shall terminate upon the opening of any gaming facility in which the Narragansett Indians are entitled to any payments or other incentives; and provided further, any monies distributed hereunder shall not be used for, or spent on previously contracted debts; and

(6) Unclaimed prizes and credits shall remit to the general fund of the state;

(7) Payments into the state’s general fund specified in subdivisions (a)(1) and (a)(6) shall be made on an estimated monthly basis. Payment shall be made on the tenth day following the close of the month except for the last month when payment shall be on the last business day.

(d) Notwithstanding the above, the amounts payable by the Division to Newport Grand related to the Marketing Program shall be paid on a frequency agreed by the Division, but no less frequently than annually.

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(e) Notwithstanding anything in this chapter 61.2 of this title 42 to the contrary, the Director is authorized to fund the Marketing Program as described above in regard to the First Amendment to the Newport Grand Master Contract.

42-61.2-7. Division of revenue. [Effective June 30, 2010] – (a) Notwithstanding the provisions of section 42-61-15, the allocation of net terminal income derived from video lottery games is as follows:

(1) For deposit in the general fund and to the state lottery division fund for administrative purposes: Net terminal income not otherwise disbursed in accordance with subdivisions (a)(2) — (a)(6) herein;

(i) Except for the fiscal year ending June 30, 2008, nineteen one hundredths of one percent (0.19%) up to a maximum of twenty million dollars ($20,000,000) shall be equally allocated to the distressed communities as defined in section 45-13-12 provided that no eligible community shall receive more than twenty-five percent (25%) of that community’s currently enacted municipal budget as its share under this specific subsection. Distributions made under this specific subsection are supplemental to all other distributions made under any portion of general laws section 45-13-12. For the fiscal year ending June 30, 2008 distributions by community shall be identical to the distributions made in the fiscal year ending June 30, 2007 and shall be made from general appropriations. For the fiscal year ending June 30, 2009, the total state distribution shall be the same total amount distributed in the fiscal year ending June 30, 2008 and shall be made from general appropriations. For the fiscal year ending June 30, 2010, the total state distribution shall be the same total amount distributed in the fiscal year ending June 30, 2009 and shall be made from general appropriations, provided however that $784,458 of the total appropriation shall be distributed equally to each qualifying distressed community.

(ii) Five one hundredths of one percent (0.05%) up to a maximum of five million dollars ($5,000,000) shall be appropriated to property tax relief to fully fund the provisions of section 44- 33-2.1. The maximum credit defined in subdivision 44-33-9(2) shall increase to the maximum amount to the nearest five dollar ($5.00) increment within the allocation until a maximum credit of five hundred dollars ($500) is obtained. In no event shall the exemption in any fiscal year be less than the prior fiscal year.

(iii) One and twenty-two one hundredths of one percent (1.22%) to fund section 44-34.1- 1, entitled “Motor Vehicle and Trailer Excise Tax Elimination Act of 1998”, to the maximum amount to the nearest two hundred fifty dollar ($250) increment within the allocation. In no event shall the exemption in any fiscal year be less than the prior fiscal year.

(iv) Except for the fiscal year ending June 30, 2008, ten one hundredths of one percent (0.10%) to a maximum of ten million dollars ($10,000,000) for supplemental distribution to communities not included in paragraph (a)(1)(i) above distributed proportionately on the basis of general revenue sharing distributed for that fiscal year. For the fiscal year ending June 30, 2008 distributions by community shall be identical to the distributions made in the fiscal year ending June 30, 2007 and shall be made from general appropriations. For the fiscal year ending June 30, 2009, no funding shall be disbursed. For the fiscal year ending June 30, 2010 and thereafter, funding shall be determined by appropriation.

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(2) To the licensed video lottery retailer:

(a) (i) Prior to the effective date of the NGJA Master Contract, Newport Jai Ali twenty- six percent (26%) minus three hundred eighty four thousand nine hundred ninety-six dollars ($384,996);

(ii) On and after the effective date of the NGJA Master Contract, to the licensed video lottery retailer who is a party to the NGJA Master Contract, all sums due and payable under said Master Contract minus three hundred eighty four thousand nine hundred ninety-six dollars ($384,996).

(b) (i) Prior to the effective date of the UTGR Master Contract, to the present licensed video lottery retailer at Lincoln Park which is not a party to the UTGR Master Contract, twenty- eight and eighty-five one hundredths percent (28.85%) minus seven hundred sixty-seven thousand six hundred eighty-seven dollars ($767,687);

(ii) On and after the effective date of the UTGR Master Contract, to the licensed video lottery retailer who is a party to the UTGR Master Contract, all sums due and payable under said Master Contract minus seven hundred sixty-seven thousand six hundred eighty-seven dollars ($767,687).

(3) (i) To the technology providers who are not a party to the GTECH Master Contract as set forth and referenced in Public Law 2003, Chapter 32, seven percent (7%) of the net terminal income of the provider’s terminals;

(ii) To contractors who are a party to the Master Contract as set forth and referenced in Public Law 2003, Chapter 32, all sums due and payable under said Master Contract;

(iii) Notwithstanding paragraphs (i) and (ii) above, there shall be subtracted proportionately from the payments to technology providers the sum of six hundred twenty-eight thousand seven hundred thirty-seven dollars ($628,737);

(4) To the city of Newport one and one hundredths percent (1.01%) of net terminal income of authorized machines at Newport Grand and to the town of Lincoln one and twenty-six hundredths (1.26%) of net terminal income of authorized machines at Lincoln Park; and

(5) To the Narragansett Indian Tribe, seventeen hundredths of one percent (0.17%) of net terminal income of authorized machines at Lincoln Park up to a maximum of ten million dollars ($10,000,000) per year, which shall be paid to the Narragansett Indian Tribe for the account of a Tribal Development Fund to be used for the purpose of encouraging and promoting: home ownership and improvement, elderly housing, adult vocational training; health and social services; childcare; natural resource protection; and economic development consistent with state law. Provided, however, such distribution shall terminate upon the opening of any gaming facility in which the Narragansett Indians are entitled to any payments or other incentives; and provided further, any monies distributed hereunder shall not be used for, or spent on previously contracted debts; and

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(6) Unclaimed prizes and credits shall remit to the general fund of the state;

(7) Payments into the state’s general fund specified in subdivisions (a)(1) and (a)(6) shall be made on an estimated monthly basis. Payment shall be made on the tenth day following the close of the month except for the last month when payment shall be on the last business day.

(d) Notwithstanding the above, the amounts payable by the Division to Newport Grand related to the Marketing Program shall be paid on a frequency agreed by the Division, but no less frequently than annually.

(e) Notwithstanding anything in this chapter 61.2 of this title 42 to the contrary, the Director is authorized to fund the Marketing Program as described above in regard to the First Amendment to the Newport Grand Master Contract.

Section 6. Chapter 322 of the 2005 Public Laws entitled “An Act Enabling the Division of Lotteries to Enter into a Master Video Lottery Terminal Contract with UTGR, Inc. and to Enter into a Master Video Lottery Terminal Contract With Newport Grand Jai Alai, LLC.” is hereby amended by adding thereto the following sections:

Section 4(e). Waiver and Release of Newport Grand.

The State, on behalf of itself and each entity thereof, including, but not limited to, the Division, and the department of revenue hereby expressly waives and authorizes the Division, on behalf of itself and the department of revenue on behalf of itself, to separately irrevocably waive, release, acknowledge the fulfillment of or to deem fulfilled, as applicable, as of the effective date of the First Amendment to the Newport Grand Master Contract: (1) any obligation, covenant, condition or commitment performed or to be performed by Newport Grand under or in section 4.1(i) of the Newport Grand Master Contract prior to and/or including the effective date of the First Amendment to the Newport Grand Master Contract; (2) any Newport Grand breach, default, noncompliance or delayed compliance on the part of Newport Grand of any representation, warranty, covenant, term or condition of or under section 4.1(i) of the Newport Grand Master Contract any time prior to and/or including the effective date of the First Amendment to the Newport Grand Master Contract; and (3) in connection with Newport Grand’s right to exercise the option for the First Extension only, any obligation, covenant, condition, circumstance or commitment under section 2.3.B of the Newport Grand Master Contract; specifically, said waiver, release, and acknowledgement shall not relate to the Second Extension Term.

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Section 4(f). Enforcement of Obligations.

(1) Except as currently exists for Newport Grand under the provisions of subsection 42- 61.2-7(a)(2) and except as hereinafter expressly provided in section 4(f)(2), hereof, if the State or any entity thereof, including the Division, enters into any agreement or adopts, modifies or amends any law, rule or regulation that would impair the rights of Newport Grand under this act and/or under the Newport Grand Master Contract, as may be amended in the future, and as extended pursuant to this act and as may be extended in the future (as so amended and extended by this act and as may be amended and extended in the future), and/or fails to provide Newport Grand with slippage protection as described herein and the Newport Grand Master Contract, Newport Grand may bring a claim against the State and/or Division, for actual damages and/or specific performance and/or other equitable relief, notwithstanding any limitation on such damages imposed by the laws of the State. For purposes of computing the actual damages with respect to any claim by Newport Grand against the State and/or the Division for a failure to provide slippage protection pursuant to the provisions of this act and the Newport Grand Master Contract, “actual damages” means the positive difference between: (i) the gaming facility revenues Newport Grand would have retained had the State or any entity thereof, including, the Division, provided slippage protection for the period of time that the State and/or the Division fails to provide slippage protect on during the term of the Newport Grand Master Contract; and (ii) the gaming facility revenues actually retained by Newport Grand.

(2) Except only as provided in section 4(e), nothing in this act shall limit the authority of the Division to enforce its rights under the Newport Grand Master Contract. Except as provided in section 4(f)(1), nothing in this act shall limit the authority of the State to enact, adopt and enforce laws and regulations which are of general application.

(3) In the event of any inconsistency between the provisions of this section 4(f) and the provisions of subsections (c) and (d) of section 5 of chapters 322 and 323 of the public laws of 2005, the provisions of this section 4(f) shall govern.

(4) The Division is authorized and empowered to amend the Newport Grand Master Contract consistent with the provisions of this act.

Section 7. Chapter 323 of the 2005 Public Laws entitled “An Act Enabling the Division of Lotteries to Enter into a Master Video Lottery Terminal Contract with UTGR, Inc. and to Enter into a Master Video Lottery Terminal Contract With Newport Grand Jai Alai, LLC.” is hereby amended by adding thereto the following sections:

Section 4(e). Waiver and Release of Newport Grand.

The State, on behalf of itself and each entity thereof, including, but not limited to, the Division, and the department of revenue hereby expressly waives and authorizes the Division, on behalf of itself and the department of revenue on behalf of itself, to separately irrevocably waive, release, acknowledge the fulfillment of or to deem fulfilled, as applicable, as of the effective date of the First Amendment to the Newport Grand Master Contract: (1) any obligation, covenant, condition or commitment performed or to be performed by Newport Grand under or in section 4.1 (i) of the Newport Grand Master Contract prior to and/or including the effective date of the First Amendment to the Newport Grand Master Contract; (2) any Newport Grand breach, default, noncompliance or delayed compliance on the part of Newport Grand of any representation, warranty, covenant, term or condition of or under section 4.1(i) of the Newport Grand Master Contract any time prior to and/or including the effective date of the First Amendment to the Newport Grand Master Contract; and (3) in connection with Newport Grand’s right to exercise the option for the First Extension only, any obligation, covenant, condition, circumstance or commitment under section 2.3.B of the Newport Grand Master Contract; specifically, said waiver, release, and acknowledgement shall not relate to the Second Extension Term.

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Section 4(f). Enforcement of Obligations.

(1) Except as currently exists for Newport Grand under the provisions of subsection 42-61.2-7(a)(2) and except as hereinafter expressly provided in section 4(f)(2), hereof, if the State or any entity thereof, including the Division, enters into any agreement or adopts, modifies or amends any law, rule or regulation that would impair the rights of Newport Grand under this act and/or under the Newport Grand Master Contract, as may be amended in the future, and as extended pursuant to this act and as may be extended in the future (as so amended and extended by this act and as may be amended and extended in the future), and/or fails to provide Newport Grand with slippage protection as described herein and the Newport Grand Master Contract, Newport Grand may bring a claim against the State and/or Division, for actual damages and/or specific performance and/or other equitable relief, notwithstanding any limitation on such damages imposed by the laws of the State. For purposes of computing the actual damages with respect to any claim by Newport Grand against the State and/or the Division for a failure to provide slippage protection pursuant to the provisions of this act and the Newport Grand Master Contract, “actual damages” means the positive difference between: (i) the gaming facility revenues Newport Grand would have retained had the State or any entity thereof, including, the Division, provided slippage protection for the period of time that the State and/or the Division fails to provide slippage protect on during the term of the Newport Grand Master Contract; and (i) the gaming facility revenues actually retained by Newport Grand.

(2) Except only as provided in section 4(e), nothing in this act shall limit the authority of the Division to enforce its rights under the Newport Grand Master Contract. Except as provided in section 4(f)(1), nothing in this act shall limit the authority of the State to enact, adopt and enforce laws and regulations which are of general application.

(3) In the event of any inconsistency between the provisions of this section 4(f) and the provisions of subsections (c) and (d) of section 5 of chapters 322 and 323 of the public laws of 2005, the provisions of this section 4(f) shall govern.

(4) The Division is authorized and empowered to amend the Newport Grand Master Contract consistent with the provisions of this act.

Section 8. Consistent with the Rhode Island Constitution, nothing in this act shall be deemed to give any person or entity other than the Division operational control of video lottery games or the conduct thereof, and provided further, this act shall not affect any statutory authority establishing regulatory authority over or control by any other State agency(ies) of Newport Grand, its licensees, Video Lottery Terminals, individuals, and/or entities as appropriate.

Section 9. Severability. If any clause, sentence, paragraph, section, or part of this act shall be adjudged by any court of competent jurisdiction as invalid, such judgment shall not affect, impair, or invalidate the remainder thereof, but shall be confined in its operation to clause, sentence, paragraph, section or part directly involved in the controversy in which such judgment shall have been rendered.

Section 10. This act shall take effect upon passage.

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EXPLANATION

BY THE LEGISLATIVE COUNCIL

OF

AN ACT

RELATING TO AUTHORIZING THE FIRST AMENDMENTS TO THE MASTER VIDEO LOTTERY TERMINAL CONTRACTS

***

This act would authorize various amendments to the master video lottery terminal contracts.

This act would take affect upon passage.

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